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                                                                  EXECUTION COPY

                                   FIRST AMENDMENT
                                        TO THE
                                 REPURCHASE AGREEMENT


    THIS FIRST AMENDMENT TO THE REPURCHASE AGREEMENT, dated as of August 4, 1997 (this "Amendment"), is by and between ARCADIA RECEIVABLES CONDUIT CORP., a Delaware corporation (the "Buyer") and ARCADIA RECEIVABLES FINANCE CORP. (formerly known as Olympic Receivables Finance Corp.) a Delaware corporation (the "Seller").

         WHEREAS, the parties hereto wish to amend the Repurchase Agreement, dated as of December 3, 1996 (the "Repurchase Agreement"), by and between the Buyer and the Seller, as provided herein;

         NOW, THEREFORE, in consideration of the premises and the agreements contained herein and in accordance with Section 15 of the Repurchase Agreement, the parties hereto agree as follows:

         SECTION 1. AMENDMENT OF SECTION 2. Section 2 of the Repurchase Agreement shall be amended by deleting the current definition of "Commitment Amount" and substituting in its place the following:

         "COMMITMENT AMOUNT" means $375,000,000.

         SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants that as of the effective date of this Amendment no Event of Default has occurred under the Repurchase Agreement and no Servicer Termination Event has occurred under the Servicing Agreement and to the best of the Seller's knowledge there is no set of circumstances existing that with the passage of time, would constitute such an Event of Default or Servicer Termination Event.

         SECTION 3. EFFECTIVENESS. The amendments provided for by this Amendment shall become effective upon receipt by the Administrative Agent, in form and substance satisfactory to the Administrative Agent, of (i) this Amendment duly executed and delivered by each of the parties hereto and the Agent and the Security Insurer and (ii) an opinion of counsel to the Seller, dated the date hereof, addressed to the Administrative Agent and the Security Insurer, covering such matter as the Administrative Agent may reasonably request.

         SECTION 4. REPURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, all of the terms and conditions of the Repurchase Agreement shall remain in full force and effect and, except as expressly provided

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herein, the effectiveness of this Amendment shall not operate as, or constitute a waiver or modification of, any right, power remedy of any party to the Repurchase Agreement or the Agent or the Security Insurer. All references to the Repurchase Agreement in any document or instrument shall be deemed to mean the Repurchase Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the repurchase Agreement, but shall constitute an amendment thereof.

         SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

         SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

         SECTION 7. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Repurchase Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Repurchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       ARCADIA RECEIVABLES CONDUIT CORP.


                                       By: /s/ John Witham
                                          -------------------------------------
                                          Name:  John Witham
                                          Title: EVP CFO


                                       ARCADIA RECEIVABLES FINANCE CORP.


                                       By: /s/ John Witham
                                          -------------------------------------
                                          Name:  John Witham
                                          Title: EVP CFO


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CONSENTED TO BY:

FINANCIAL SECURITY ASSURANCE INC.


By: /s/ Russell B. Brewer II
    ------------------------------
    Name:  Russell B. Brewer II
    Title:  Managing Director


BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION


By: /s/  Erik G. Ford
    ------------------------------
    Name:  ERIK G. FORD
    Title: as Attorney-in-Fact


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